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                   U.S. Securities and Exchange Commission
                            Washington, D.C. 20549
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                                   FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 25, 1998


                               MITY-LITE, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                      N/A
         (Former name or former address, if changed since last report)

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                                MITY-LITE, INC.

                                    INDEX



     Item 2.  Acquisition or Disposition of Assets. . . . . . . . . . 3

     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 18, 1998, Mity-Lite issued the press release attached hereto as Exhibit 99.2, announcing it would acquire 100 percent of the outstanding stock of Broda Enterprises Inc., a privately-owned designer, manufacturer and marketer of geriatric health care seating and seating accessories, based in Waterloo, Ontario, Canada. The transaction closed on November 20, 1998.

     The transaction was valued at approximately CAN$4.0 million (US$2.6 million). The payment of the purchase price is as follows:

     o CAN$3.3 million on closing with CAN$200,000 of that amount being held in escrow,

     o CAN$600,000 being deferred and will be paid out based on obtaining certain sales and earnings growth targets, and

     o Approximately CAN$100,000 to cover acquisition expenses.

     The transaction involved the purchase of stock for cash from the Broda shareholders, including Margaret E. Brotherston, Ian D. Brotherston, Sandra L. Brotherston, Glenn C. Brotherston and Stephon E. Brotherston. Mity-Lite used excess cash reserves to fund the transaction. The acquisition will be treated for accounting purposes as a purchase. Attached hereto as Exhibit 2.9 is the Stock Purchase Agreement.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of the Business Acquired, and
(b) Pro Forma Financial Information

     The financial statements and pro forma financial information described in
Item 7 are not being provided herein. Rule 3-05(b)(2)(i) of Regulation S-X states that such financial statement disclosures are not required to be provided when conditions specified in Rule 1-02(w) do not exceed 20 percent. For the Broda Enterprises Inc. acquisition, none of the conditions specified in Rule 1-02(w) exceeds 20 percent.

(c) Exhibits

          2.9 Stock Purchase Agreement Among Mity-Lite Acquisition Corp. and Stephen E. Brotherston, Glenn C. Brotherston, Ian D. Brotherston, Margaret E. Brotherston and Sandra L. Brotherston Dated November 18, 1998

          99.2  Mity-Lite, Inc. Press Release (November 18, 1998)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY-LITE, INC.


Date: November 25, 1998                   /s/ Bradley T Nielson
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                                          Bradley T Nielson
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)